                    As filed with the Securities and Exchange
                         Commission as of April 29, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 14, 1999


                                 PC QUOTE, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                        0-13093              36-3131704
 (State or other jurisdiction of   (Commission File Number)   (I.R.S Employer
 incorporation or organization)                              Identification No.)



           300 South Wacker Drive, Suite 300, Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (312) 913-2800

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ITEM 5.  OTHER EVENTS

         On April 14, 1999, we made a public announcement regarding a strategic partnership between our wholly-owned subsidiary, PCQuote.com, Inc., and CNNfn. Under a limited exclusive licensing agreement, PCQuote.com will provide CNNfn's award-winning original financial news to users of its financial content website, www.pcquote.com, and CNNfn will acquire a minority equity position in PCQuote.com.

         On April 26, 1999, we made a public announcement regarding our intention to change our corporate name to HyperFeed Technologies, Inc. We will submit the request to our shareholders for approval at our annual meeting in June 1999. Separately, PCQuote.com announced that it intends to make an initial public offering of its common stock.

LIST OF EXHIBITS

        99.1      Our Press Release Dated April 14, 1999.
        99.2      Our Press Release Dated April 26, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, PC Quote has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PC QUOTE, INC.

Date:  April 29, 1999                      By:  /s/ JOHN E. JUSKA
                                              -----------------------------
                                                    John E. Juska,
                                                    Chief Financial Officer